Exhibit 99(c)

                  SECOND AMENDMENT TO NOTE PURCHASE AGREEMENTS

         THIS SECOND AMENDMENT TO NOTE PURCHASE AGREEMENTS, dated as of the 6th day of December, 2006 (this "Amendment"), is made by and between Culp, Inc., a North Carolina corporation (the "Company"), and the holders of Notes (as defined in the Note Purchase Agreements referred to below) listed on Schedule A (the "Noteholders").

                                    RECITALS

A. The Company and certain financial institutions or entities have heretofore entered into separate and several Note Purchase Agreements, each dated as of March 4, 1998, as amended by that certain First Amendment to Note Purchase Agreements, dated as of January 31, 2002 (collectively, the "Note Purchase Agreements"), pursuant to which the Company has issued its $20,000,000 7.76% Series A Senior Notes due March 15, 2008 collectively (the "Series A Notes") and its $55,000,000 7.76% Series B Senior Notes due March 15, 2010 (collectively, the "Series B Notes", and together with the Series A Notes, the "Notes"). Capitalized terms used herein without definition shall have the meanings given to them in the Note Purchase Agreements.

B. The Company has requested that the Noteholders amend the Note Purchase Agreements as set forth herein, and the Noteholders have agreed to effect such amendments upon the terms and conditions set forth herein.

                             STATEMENT OF AGREEMENT

         The parties hereto agree as follows:

     1. Interest Rate. Effective December 1, 2006, the principal amount of the Notes will bear interest at a rate equal to 8.80% per annum. Accordingly, all references in the Note Purchase Agreements to "7.76%" as the rate of interest applicable to the Notes shall be deemed to read "8.80%," and all references in the Note Purchase Agreements to "9.76%" as the rate of interest applicable to overdue payments of principal, interest or any Make-whole Amount shall be deemed to read "10.80%."

     2. Amendment to Section 5.15. Section 5.15 of each of the Note Purchase Agreements is amended by replacing the reference to "March 8, 1998" with "the Second Amendment Effective Date".

     3. Amendment to Section 8. Section 8 of each of the Note Purchase Agreements is amended by adding a new Section 8.2A, immediately following
Section 8.2, as follows:

     Section 8.2A Mandatory Offers of Prepayment.

     (a) Within five (5) Business Days after any Asset  Disposition  (other than
     (i) Asset Dispositions in any fiscal year of the Company with an aggregate value not to exceed $250,000 and (ii) other Asset Dispositions made between the Second Amendment Effective Date and the date of maturity of the Series B Notes with an aggregate value not to exceed $1,000,000), the Company

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     shall give  written  notice of such  Asset  Disposition  to each  holder of
     Notes, which notice shall contain and constitute an offer to prepay the Notes as described in subparagraph (d) below in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such Asset Disposition. Nothing contained in this subparagraph (a) shall permit the Company or any of its Subsidiaries to make any Asset Disposition other than in accordance with Section 10.5.

     (b) Within five (5) Business Days after the issuance or incurrence by the Company or any of its Subsidiaries of any Priority Debt (including Priority Debt permitted under Section 10.2) or capital stock, the Company shall give written notice of such issuance or incurrence of Debt or capital stock to each holder of Notes, which notice shall contain and constitute an offer to prepay the Notes as described in subparagraph (d) below in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such issuance or incurrence. The provisions of this subsection shall not be deemed to be implied consent to any such issuance or incurrence of Debt otherwise prohibited by the terms and conditions of this Agreement.

     (c) Within fifteen (15) Business Days after the end of each fiscal quarter of the Company, the Company shall give written notice to each holder of Notes of an offer to prepay the Notes as described in subparagraph (d) below in an amount equal to the Excess Cash as of the last day of such fiscal quarter, unless Excess Cash as of the last day of such fiscal quarter does not exceed $250,000.

     (d) The offer to prepay Notes contemplated by subparagraphs (a) through (c) above shall be an offer to prepay, in accordance with and subject to this Section, scheduled principal installments of the Notes of both Series in chronological order (first to principal installments due on March 15, 2007, second to principal installments due on March 15, 2008, third to principal installments due on March 15, 2009 and finally to principal installments due on March 15, 2010) on a date specified in such offer (the "Proposed 8.2A Prepayment Date"), which Proposed 8.2A Prepayment Date shall be not less than 15 days and not more than 30 days after the date of the offer (and if the Proposed Prepayment Date is not specified in such offer, the Proposed Prepayment Date shall be the first Business Day after the 30th day after the date of such offer).

     (e) A holder of Notes may accept the offer to prepay made pursuant to this Section by causing a notice of such acceptance to be delivered to the Company at least five days prior to the Proposed 8.2A Prepayment Date. If the offer is rejected by any holder of Notes (either explicitly or through the absence of an acceptance delivered in accordance with the preceding sentence), the Company at least four days prior to the Proposed 8.2A Prepayment Date shall give written notice to each holder of Notes that has accepted the offer to prepay (the "Accepting Holders"), in which notice the Company shall (i) state the aggregate outstanding principal amount of Notes in respect of which the offer has been rejected (the "Rejected

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     Prepayment"), and (ii) offer to increase the prepayment of the Notes of the
     Accepting Holders by an amount equal to the Rejected Prepayment, such further prepayment to be applied to scheduled principal installments of the Notes held by the Accepting Holders in chronological order.

     (f) Prepayment of the Notes to be prepaid pursuant to this Section shall be made, together with interest accrued on the amount so prepaid, but without Make-Whole Amount or other premium, on the applicable Proposed 8.2A Prepayment Date.

     4. Amendment to Section 8.4. Section 8.4 of each of the Note Purchase Agreements is hereby replaced in its entirety with the following:

     Section 8.4 Allocation of Partial Prepayments. In the case of partial prepayment of the Notes (other than a prepayment pursuant to Section 8.2 or Section 8.2A), the principal amount of the Notes to be prepaid shall be allocated among all of the Notes of both Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. In the case of an offer of partial prepayment of the Notes pursuant to Section 8.2A, the principal amount of the Notes offered to be prepaid shall be allocated among all of the Notes (or if the offer is made under Section 8.2A(e), all of the Notes of the Accepting Holders) of both Series at the time outstanding in proportion, as nearly as practicable, to the respective scheduled principal installments on such Notes next due and payable in chronological order, and with respect to each scheduled principal payment, shall be allocated pro rata among the holders, or the Accepting Holders, as appropriate, to whom such scheduled payment is due.

     5. Amendment to Section 10.1. Section 10.1 of each of the Note Purchase Agreements is hereby replaced in its entirety with the following:

     Section 10.1. Certain Financial Limits. The Company shall not at any time permit:

     (a)  Tangible  Net Worth to be less than the sum of (i)  $60,000,000,  plus
     (ii) an aggregate amount equal to 50% of its Consolidated Net Income (but, in each case, only if a positive number) for each completed fiscal quarter beginning with the fiscal quarter ended January 27, 2002, plus (iii) an amount equal to Restructuring Charges for each completed fiscal quarter beginning with the fiscal quarter ended January 28, 2007; or

     (b) Capital Expenditures of the Company and its Subsidiaries to exceed (i) $3,000,000 in the aggregate during the Company's 2007 fiscal year, (ii) $4,000,000 in the aggregate during the Company's 2008 fiscal year and (iii) for any fiscal year of the Company thereafter, the sum of (A) $4,000,000 and (B) such additional amount of Capital Expenditures that may be incurred without causing the Company to have a Fixed Charge Coverage Ratio (measured

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

     for the most recently ended four fiscal quarters of the Company for which financial statements have been delivered to the holders of the Notes and giving pro forma effect to the incurrence of such additional Capital Expenditures as if they had been incurred during such period) of less than 2.25:1.0.

     6. Amendment to Section 10.2(a). Section 10.2(a) of each of the Note Purchase Agreements is hereby amended by (a) replacing the reference to "10% of Consolidated Net Worth" in subparagraph (3)(ii) thereof with "15% of Consolidated Net Worth" and (b) replacing subparagraph (4) thereof in its entirety with the following:

     (4) Notwithstanding the foregoing, (i) Consolidated Funded Debt shall not at any time exceed: (A) 65% of Tangible Capitalization during the period from the Effective Date of the First Amendment (as defined therein) through April 30, 2003; (B) 57% of Tangible Capitalization during the period from May 1, 2003 through April 30, 2004; and (C) 50% of Tangible Capitalization at any time thereafter; and (ii) from and after the Effective Date of the First Amendment (as defined therein), the Company will not, and will not permit any Subsidiaries to, declare or make, or incur any liability to declare or make, any Restricted Payment, unless the Fixed Charge Coverage Ratio (measured for the most recently ended four fiscal quarters of the Company for which financial statements have been delivered to the holders of the Notes and giving pro forma effect to such Restricted Payment as if it had been paid during such period) is at least equal to 2.25:1.00.

     7. Addition of New Sections 10.2(c) and 10.2(d). Section 10.2 of each of the Note Purchase Agreements is further amended by inserting the following paragraphs (c) and (d) at the end of such Section:

     (c) Without limitation of the foregoing restrictions, the Company shall not at any time permit Priority Debt to exceed 15% of Consolidated Net Worth.

     (d) The Net Cash Proceeds of the issuance or incurrence of any Priority Debt shall be applied in accordance with Section 8.2A(b).

     8. Amendment to Section 10.3. Section 10.3 of each of the Note Purchase Agreements is amended by replacing subparagraph (k) of such Section in its entirety with the following:

     (k) other Liens not otherwise permitted by paragraphs (a) through (j) securing Debt other than the principal credit facilities of the Company and its Subsidiaries from time to time; provided that after giving effect to the imposition of such Lien and the incurrence of the obligation secured thereby, Priority Debt shall not exceed 15% of Consolidated Net Worth.

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     9.  Amendment to Section  10.5.  Section 10.5 of each of the Note  Purchase
Agreements is amended by replacing such Section in its entirety with the following:

     Section 10.5 Sale of Assets, etc. Except as permitted under Section 10.4, the Company will not, and will not permit any of its Subsidiaries to, make any Asset Disposition unless:

     (a) in the good faith opinion of the Company, the Asset Disposition is in exchange for consideration having a Fair Market Value at least equal to that of the property exchanged and is in the best interest of the Company or such Subsidiary; and

     (b) immediately prior to and after giving effect to the Asset Disposition, no Default or Event of Default would exist; and

     (c) immediately after giving effect to the Asset Disposition, the Disposition Value of all property that was the subject of any Asset Disposition occurring in the then current fiscal year of the Company would not exceed 15% of Consolidated Assets as of the end of the then most recently ended fiscal quarter of the Company; and

     (d) the Net Cash Proceeds from the Asset Disposition are applied in accordance with Section 8.2A(a).

     10. Amendment to Section 10. Section 10 of each of the Note Purchase Agreements is amended by adding the following as new Sections 10.7 through 10.11:

     Section 10.7. Sale and Lease-Back. The Company will not, and will not permit any Subsidiary to, enter into or permit to remain in effect any Sale and Leaseback Transaction with any Person.

     Section 10.8. Sale or Discount of Receivables. The Company will not, and will not permit any Subsidiary to, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable.

     Section 10.9. Change in Business. The Company will not, and will not permit any Subsidiary to, enter into any business other than the business presently conducted by the Company and its Subsidiaries and businesses reasonably related thereto.

     Section 10.10. Loans, Advances and Investments. The Company will not, and will not permit any Subsidiary to, make or permit to remain outstanding any loan or advance to, or own, purchase or acquire any stock, obligations or securities of, or all or a substantial portion of the assets of, or any other interest in, or make any capital contribution to, any Person (each, an "Investment"), except that the Company or any Subsidiary may:

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

          (i) make or permit to remain outstanding Investments in or to any Wholly-Owned Subsidiary and Investments outstanding on the Second Amendment Effective Date and listed on Schedule 10.10 or any Investments in new Wholly-Owned Subsidiaries not in excess of $2,000,000 in the aggregate;

          (ii) acquire and own stock, obligations or securities received in settlement of debts (created in the ordinary course of business) owing to the Company or any Subsidiary;

          (iii) own, purchase or acquire (A) prime commercial paper of, and time deposits and certificates of deposit in, United States commercial banks (having capital, surplus and undivided profits in excess of $100,000,000) and whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the bank holding company owning all of the capital stock of such bank) are rated in one of the top three rating classifications by at least one nationally recognized rating agency (a "Qualifying Bank"), in each case to the extent due within one year from the date of purchase and payable in the United States in United States dollars, direct obligations of, or obligations guaranteed by the United States of America, or any agency acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, so long as such obligation or guarantee shall have the benefit of the full faith and credit of the United States of America which shall have been pledged pursuant to authority granted by the Congress of the United States of America and (B) money market accounts with any Qualifying Banks, which accounts invest solely in assets of the type described in clause (A);

          (iv) make or permit to remain outstanding travel and other like advances to officers and employees in the ordinary course of business;

          (v) Capital Expenditures permitted to be made pursuant to Section 10.1(c); and

          (vi) make or permit to remain outstanding other Investments in an aggregate amount not in excess of $1,000,000 at any time.

     Section 10.11. Restrictive Agreements. The Company will not permit any Subsidiary to enter into or otherwise be bound by or subject to any contract or agreement (including, without limitation, any provision of its certificate or articles of incorporation or bylaws) that restricts its ability (i) to pay dividends or other distributions on account of its stock, (ii) to create, grant or permit to exist any Liens securing the Notes or guarantees thereof or (iii) to guaranty the obligations of the Company under the Notes and this Agreement; provided, however, that Subsidiaries of the Company incorporated under the laws of China may agree to the foregoing restrictions in credit facilities with Chinese financial institutions so long as the aggregate amount committed and lent under such credit facilities does not exceed $5,000,000.

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     11. Amendment to Section 11.

     (a) Section 11 is amended by replacing subparagraph (c) in its entirety with the following:

          (c) the Company defaults in the performance of or compliance with any term contained in Section 10 or Section 7.1(d); or

          (b)  Section  11  is  further  amended  by  replacing   references  to
          "$5,000,000" in subparagraph (f) with "$1,000,000".

     12. Amendment to Schedule B. Schedule B is amended by replacing the definitions of "Asset Disposition", "Default Rate" "Consolidated Net Worth" and "Funded Debt" with the following:

     "Asset Disposition" means any Transfer except:

          (a) any Transfer from a Subsidiary to the Company or a Wholly-Owned Subsidiary so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, no Default or Event of Default exists;

          (b) any sale of real estate, machinery and equipment in connection with the closure of the Company's upholstery fabric plants located in Graham, North Carolina, Anderson, South Carolina and Lincolnton, North Carolina; (ii) the sale of the Company's corporate headquarters located in High Point, North Carolina; and (iii) the disposition of assets described (as of the Second Amendment Effective Date) on the Company's balance sheet as "Assets Held For Sale"; and

          (c) any Transfer made in the ordinary course of business and involving only property that is inventory held for sale.

     "Consolidated Net Worth" means, at any time,

          (a) the sum of (i) the par value (or value stated on the books of the corporation) of the capital stock (but excluding Redeemable Preferred Stock, treasury stock and capital stock subscribed but unissued) of the Company and its Subsidiaries plus (ii) the amount of paid-in capital and retained earnings of the Company and its Subsidiaries, plus (iii) the amount equal to all Restructuring Charges for all completed fiscal quarters, commencing with the fiscal quarter ended January 28, 2007, in each case as such amounts would be shown on consolidated financial statements of the Company and its Subsidiaries as prepared in accordance with GAAP, minus

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          (b) to the  extent  included  in  clause  (a),  all  amounts  properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries.

     "Default Rate" means that rate of interest that is the greater of (i) 10.80% per annum or (ii) 2% over the rate of interest publicly announced from time to time by JPMorgan Chase Bank, N.A. in New York, New York, as its "base" or "prime" rate.

     "Funded Debt" means, with respect to any Person, all Debt of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from, or is directly or indirectly renewable or extendible at the option of the obligor in respect thereof to a date one year or more (including, without limitation, an option of such obligor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from, the date of the creation thereof; provided that Funded Debt shall include, as at any date of determination, Current Maturities of Funded Debt. In the case of the Company "Funded Debt" shall exclude that portion of the proceeds of the issuance of Funded Debt of the Company consisting of industrial development revenue bonds which is held by the trustee for such bonds pending withdrawal and application by the Company.

     13. New Definitions. The following defined terms and definitions are hereby inserted in appropriate alphabetical order in Schedule B to each of the Note Purchase Agreements:

     "Capital Expenditures" means, as applied to any Person, all expenditures by such Person which, in accordance with GAAP, would be classified as capital expenditures, including without limitation Capital Leases.

     "Consolidated EBITDAR" means, with reference to any period, the sum of (i) all Consolidated Net Income, (ii) interest expense, income tax expense, depreciation and amortization expense of the Company and its Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP, and (iii) Operating Lease Rentals, in each case for such period.

     "Consolidated Fixed Charges" means, with reference to any period, the sum of (i) (A) the Current Maturities of Funded Debt of the Company and its Subsidiaries for such period (taken as a cumulative whole) and (B) the interest expense of the Company and its Subsidiaries for such period (taken as a cumulative whole), in each case as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP, (ii) Operating Lease Rentals and (iii) Restricted Payments, in each case for such period.

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     "Excess  Cash"  means,  as of the last  day of any  fiscal  quarter  of the
     Company, the amount by which (x) the aggregate cash and cash equivalents of the Company on hand as of the last day of such fiscal quarter exceeds (y) $8,000,000.

     "Fixed Charge Coverage Ratio" means, for any period for the Company and its Subsidiaries measured on a consolidated basis, the ratio of (i) (A) Consolidated EBITDAR minus (B) Capital Expenditures and income taxes paid in cash to (ii) Consolidated Fixed Charges, in each case for such period.

     "Investment" shall have the meaning set forth in Section 10.10.

     "Net Cash Proceeds" means (i) with respect to any Asset Disposition, the amount of all cash, checks, notes, instruments, and other items of payment received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Person, in connection therewith after deducting therefrom only (A) reasonable expenses related thereto incurred by such Person in connection therewith and (B) taxes paid or payable to any taxing authorities by such Person in connection therewith and (C) amounts necessary to satisfy in full any Indebtedness secured by the assets that are the subject of such Asset Disposition and (ii) with respect to the issuance or incurrence of any Debt or capital stock by the Company or any of its Subsidiaries, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred compensation) by or on behalf of such Person in connection therewith, after deducting therefrom only (A) reasonable expenses related thereto incurred by such Person in connection therewith and (B) taxes paid to any taxing authorities by such Person in connection therewith, to the extent, but only to the extent, that the amounts so deducted are (1) actually paid to a Person that, except in the case of reasonable out-of-pocket expenses, is not an Affiliate of such Person or any of its Subsidiaries and (2) properly attributable to such transaction or to the asset that is the subject thereof.

     "Operating Lease Rentals" means, with reference to any period, all fixed rents or charges (including as such all payments which the lessee is obligated to make on termination of the lease or surrender of the property) payable by the Company and its Subsidiaries (as lessee, sublessee, license, franchisee or the like) under all leases, licenses, or other agreements for the use or possession of real or personal property, tangible or intangible (except Capital Leases) having a term of more than one year (whether as an initial term or any extension or renewal thereof and including options to renew or extend any term, whether or not exercised), during such period, of the Company and its Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

     "Proposed Prepayment Date" shall have the meaning set forth in Section 8.2A(e).

     "Rejected Prepayment" shall have the meaning set forth in Section 8.2A(f).

     "Restricted Payments" means (a) dividends or other distributions or payments on capital stock or other equity interests of the Company or any Subsidiary (except (i) distributions in such stock or other equity interests and (ii) dividends, distributions and payments on capital stock of any Subsidiary paid to the Company or on a pro rata basis to all shareholders of such Subsidiary) and (b) the redemption or acquisition of such stock or other equity interests of the Company or any Subsidiary (except when solely in exchange for such stock or other equity interests or when made by any Wholly-Owned Subsidiary).

     "Restructuring Charges" means, collectively, (i) all cash and non-cash restructuring expenses and restructuring-related costs directly related to
     (A) the closing of the Company's upholstery fabric plants in Graham, North Carolina, Anderson, South Carolina and Lincolnton, North Carolina, (B) the previous closing of the Company's upholstery fabrics plant in Chattanooga, Tennessee, (C) the closing of the Company's upholstery prints plant in Burlington, North Carolina, and (D) the sale of the Company's corporate headquarters located in High Point, North Carolina and the related costs associated with moving such headquarters to a new location, so long as the foregoing restructuring expenses and restructuring-related costs paid in cash do not exceed $4,000,000 in the aggregate during the term of this Agreement, and (ii) non-cash write-downs of deferred tax assets of the Company accounted for as "valuation allowances."

     "Sale and Leaseback Transaction" shall mean any arrangement with any Person or to which such Person is a party providing for the leasing by the Company or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Company or any Subsidiary to any Person to which funds have been or are to be advanced on the security of such property or rental obligations of the Company or any Subsidiary.

     "Second Amendment" means the Second Amendment to Note Purchase Agreements, dated as of the Second Amendment Effective Date, among the Company and the Noteholders (as defined therein), which amends this Agreement.

     "Second Amendment Effective Date" means December 6, 2006.

     14. Amendment to Schedules. Schedules 5.4 and 5.15 of the Note Purchase Agreements are hereby amended by replacing such Schedules in their entirety with Schedules 5.4 and 5.15 attached hereto. The Note Purchase Agreements are further amended by adding Schedule 10.10 attached hereto as Schedule 10.10 to each Note Purchase Agreement.

     15. Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Noteholders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Company shall have no rights under this Amendment, until (i) the Company has prepaid the principal amount of the Series B Notes by an amount equal to $3,000,000, together with accrued and unpaid interest on such principal prepayment, such principal and interest to be allocated to the Series B Notes in proportion to the respective unpaid principal amounts thereof and such principal amount to be applied to the scheduled principal installments of the Series B Notes due on March 15, 2007, (ii) the Company shall have paid the fees, charges and disbursements of counsel to the Noteholders, incurred in connection with this Amendment and (iii) the Noteholders shall have received each of the following documents:

     (a) executed counterparts to this Amendment from the Company and each of the Noteholders;

     (b) an amended and restated Note for each Noteholder, which amended and restated Note will provide for such increased interest rate and otherwise be in form and substance equivalent to the Notes delivered at the Closing;

     (c) a certificate certifying as to articles of incorporation, bylaws and resolutions of the Company attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the First
     Amendment, this Amendment and the Notes contemplated pursuant to subparagraph (b) above;

     (d) an opinion related to the Company and this Amendment, covering such matters and otherwise in form and substance reasonably satisfactory to the Noteholders; and

     (e) a copy of the principal credit facility of the Company, together with all amendments thereto.

     16. Representations and Warranties. To induce the Noteholders to enter into this Amendment, the Company represents and warrants to the Noteholders that:

     (a) the execution, delivery and performance by the Company of this Amendment (i) are within its corporate power and authority; (ii) have been duly authorized by all necessary corporate action; (iii) will not contravene, result in a breach of, or constitute any default under, or result in the creation of any Lien in any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or by which the Company or any Subsidiary or any of its respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary;

     (b) this Amendment has been duly executed and delivered for the benefit of or on behalf of the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

     (c) after giving effect to this Amendment, the representations and warranties contained in Section 5 of each of the Note Purchase Agreements are true and correct in all material respects (except for any representations or warranties that speak only as of a specific earlier date), and no Default or Event of Default has occurred and is continuing as of the date hereof; and

     (d) the Lien Release has been consummated.

     17. Miscellaneous.

     17.1 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart thereof. This Amendment shall become effective on the date on which all conditions set forth in Section 16 above have been satisfied.

     17.2 Effect of Amendment. From and after the Effective Date, all references in any Note Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to such Note Purchase Agreement shall mean and be a reference to such Note Purchase Agreement as amended by this Amendment. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of any Note Purchase Agreement except as expressly set forth herein. Except as expressly amended hereby, the Note Purchase Agreements shall remain in full force and effect in accordance with their terms.

     17.3 Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, excluding choice-of-law principles of such laws that would require the application of the laws of a jurisdiction other than the State of New York.

     17.4 Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

     17.5 Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto and of all other holders of Notes (including, without limitation, any subsequent holder of a Note).

     17.6 Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

                                   CULP, INC.


                                   By:      /s/ Kenneth R. Bowling
                                            ------------------------------------
                                   Name:    Kenneth R. Bowling
                                            ------------------------------------
                                   Title:   VP Finance, Treasurer
                                            ------------------------------------



                                   ALLSTATE LIFE INSURANCE COMPANY


                                   By:      /s/ Robert  B. Bodett
                                            ------------------------------------
                                   Name:    Robert B. Bodett
                                            ------------------------------------
                                   Title:   Authorized Signatory


                                   By:      /s/ David Walsh
                                            ------------------------------------
                                   Name:    David Walsh
                                            ------------------------------------
                                   Title:   Authorized Signatory


                                   CONNECTICUT GENERAL LIFE
                                   INSURANCE COMPANY

                                   By:      CIGNA INVESTMENTS, INC.


                                   By:      /s/ Lori E. Hopkins
                                            ------------------------------------
                                   Name:    Lori E. Hopkins
                                            ------------------------------------
                                   Title:   Vice President
                                            ------------------------------------

                       Signature Page to Second Amendment

                                   LIFE INSURANCE COMPANY OF NORTH AMERICA

                                   By:      CIGNA INVESTMENTS, INC.


                                   By:      /s/ Lori E. Hopkins
                                            ------------------------------------
                                   Name:    Lori E. Hopkins
                                            ------------------------------------
                                   Title:   Vice President
                                            ------------------------------------


                                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY, on behalf of one or more separate accounts

                                   By:      CIGNA INVESTMENTS, INC.


                                   By:      /s/ Lori E. Hopkins
                                            ------------------------------------
                                   Name:    Lori E. Hopkins
                                            ------------------------------------
                                   Title:   Vice President
                                            ------------------------------------


                                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                   By:      /s/ Jay White
                                            ------------------------------------
                                   Name:    Jay White
                                            ------------------------------------
                                   Title:   Vice President
                                            ------------------------------------


                                   J. ROMEO & CO.


                                   By:      /s/ Vivian Tirado
                                            ------------------------------------
                                   Name:    Vivian Tirado
                                            ------------------------------------
                                   Title:   Vice President
                                            ------------------------------------

                       Signature Page to Second Amendment

                                   HARE & CO.


                                   By:      /s/ Amy Judd
                                            ------------------------------------
                                   Name:    Amy Judd
                                            ------------------------------------
                                   Title:   Authorized Representative


                                   ACE PROPERTY AND CASUALTY
                                   INSURANCE COMPANY

                                   By:      COLUMBIA MANAGEMENT ADVISORS, INC.


                                   By:      /s/ Richard A.Hegwood
                                            ------------------------------------
                                   Name:    Richard A. Hegwood
                                            ------------------------------------
                                   Title:   Director
                                            ------------------------------------

                       Signature Page to Second Amendment

                                   UNITED OF OMAHA LIFE INSURANCE COMPANY


                                   By:      /s/ Curtis R. Caldwell
                                            ------------------------------------
                                   Name:    Curtis R. Caldwell
                                            ------------------------------------
                                   Title:   Authorized Representative


                                   MUTUAL OF OMAHA INSURANCE COMPANY


                                   By:      /s/ Curtis R. Caldwell
                                            ------------------------------------
                                   Name:    Curtis R. Caldwell
                                            ------------------------------------
                                   Title:   Authorized Representative

                       Signature Page to Second Amendment

                                   PRUDENTIAL RETIREMENT INSURANCE ANNUITY
                                   COMPANY

                                   By:  Prudential Investment Management, Inc.,
                                   as Investment Manager


                                   By:      /s/ Jay White
                                            ------------------------------------
                                            Vice President


                                   PRUCO LIFE INSURANCE COMPANY


                                   By:      /s/ Jay White
                                            ------------------------------------
                                            Vice President


                       Signature Page to Second Amendment

                                  Schedule 5.4
                                  ------------

                               Subsidiaries, etc.
                               ------------------


List of Subsidiaries

Name of Subsidiary                                 Jurisdiction of Incorporation
------------------                                 -----------------------------

Culp International Holdings Ltd.                   Cayman Islands

Culp Fabrics (Shanghai) Co., Ltd.                  People's Republic of China

Culp Fabrics (Shanghai) International
Trading Co., Ltd.                                  People's Republic of China

Rayonese Textile Inc.                              Canada

3096726 Canada Inc.                                Canada


Executive Officers and Directors and Affiliates

Executive Officers and Directors:

Robert G. Culp, III             Chairman of the Board of Directors and Chief
                                Executive Officer
Franklin N. Saxon               Director, President and Chief Operating Officer
Robert G. Culp, IV              President, Culp Home Fashions
Kenneth M. Ludwig               Senior VP- Human Resources; Corporate Secretary
Kenneth R. Bowling              VP - Finance, Treasurer
Jean L.P. Brunel                Director
Howard L. Dunn                  Director
Patrick B. Flavin               Director
Kenneth R. Larson               Director
Kenneth W. McAllister           Director

Holder of ten percent (10%) or more of the Company's capital stock:

The Robert G. Culp, Jr. Family Trust.

                                  Schedule 5.15
                                  -------------

                                  Indebtedness
                                  ------------


o    $75,000,000 Senior Notes

                 Series A Senior Notes                         $  12,300,000

                 Series B Senior Notes                         $  30,140,000


Real Estate Loan - Wachovia Bank                               $   4,242,000

Canadian Government Loan                                       $     714,000

Revolving Line of Credit                                       $    8,000,00 (1)

o    Vendor-Financed Equipment Purchases

                 Staubli                                       $     425,044

                 Picanol                                       $   1,261,403

o    Letters of Credit

                 Workers Compensation                          $   2,725,000

                 Inventory Purchases                           $     219,000


Interest Rate Swap - Wachovia Real Estate Loan                 $   2,170,000 (2)


(1) There were no borrowings outstanding under this agreement as of October 29, 2006.

(2) This amount represents the notional amount under this agreement.

                                 Schedule 10.10
                                 --------------

                                   Investments
                                   -----------

See list of Subsidiaries set forth in Schedule 5.4.